UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

Prelude Therapeutics Incorporated

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39527	81-1384762
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Innovation Boulevard Wilmington, Delaware	19805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 467-1280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRLD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 20, 2026, Prelude Therapeutics Incorporated (the “Company”) issued a press release announcing the presentation of new preclinical data from its lead development candidate, PRT13722. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has prepared investor presentation materials about the Company, which it intends to use as part of investor presentations.

A copy of the investor presentation materials to be used by management for presentations is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 attached hereto is being furnished, but shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events.

The Company will present preclinical data from its lead development candidate, PRT 13722, at the AACR Annual Meeting 2026 on April 20, 2026. Based on preclinical data, we believe PRT 13722 is a highly differentiated, first-in-class, orally bioavailable, potent and highly selective KAT6A degrader.

We observed the following in the preclinical data:

•

PRT13722, by degrading KAT6A, drives more complete disruption of KAT6A regulatory pathways than dual KAT6A/B inhibitors, resulting in more robust depth and breadth of preclinical efficacy in hormone receptor positive (HR+)/human epidermal growth factor receptor 2 (HER2-) breast cancer (BC).

•	PRT13722 drives durable complete tumor regressions in HR+/HER2- xenograft models (both endocrine therapy (ET) sensitive and experienced) at well-tolerated doses, as a monotherapy.

•

PRT13722 is synergistic with ET, CDK4/6 inhibitors, and PI3Kα inhibitors, while maintaining monotherapy and combination activity across HR+ BC models, including estrogen receptor 1 mutated and acquired therapy-resistant cancer cells.

•	PRT13722 has an improved preclinical hematological safety profile compared to prifetrastat, which may enable combinations with standard of care agents in HR+ BC.

PRT13722 is on track for an investigational new drug (IND) filing in mid-2026, and, pending IND clearance, initiation of a Phase 1 study is anticipated in the second half of 2026.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 20, 2026

99.2	Investor Presentation

104	Cover Page Interactive Date File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRELUDE THERAPEUTICS INCORPORATED

Date: April 20, 2026	By:	/s/ BRYANT LIM
Bryant Lim
Chief Financial Officer and Chief Legal Officer